UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2016

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Global Power Equipment Group Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 31, 2016 (the “Original Report”) solely to correct a typographical error in Item 1.01 of the Original Report. The New Limited Waiver Period ends on the earlier of November 11, 2016 or the occurrence of any waiver termination event set forth in the Credit Agreement, as amended. No other changes are being made to the Original Report.

Item 1.01.             Entry into a Material Definitive Agreement.

Global Power Equipment Group Inc. (the “Company”) previously disclosed that it entered into certain amendments (the “Prior Amendments”) to its Credit Agreement, dated February 21, 2012, with Wells Fargo Bank, National Association, as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and the various financial institutions (the “Lenders”) party thereto (as amended or supplemented from time to time, the “Credit Agreement”).  Under the Prior Amendments, the Lenders agreed, among other things, to temporarily waive certain existing and anticipated events of default, however such waivers terminate on October 31, 2016. The Company entered into a Tenth Amendment to the Credit Agreement and Fifth Amendment to Limited Waiver Agreement (the “New Amendment”), dated as of October 27, 2016.

Under the New Amendment, the Lenders have, among other things, agreed to extend the temporary  waiver of certain known existing waiver termination events for a limited period of time ending on the earlier of November 11, 2016 or the occurrence of any waiver termination event set forth in the Credit Agreement, as amended (the “New Limited Waiver Period ).

The foregoing description does not constitute a complete summary of the terms of the New Amendment and is qualified in its entirety by reference to the full text of the New Amendment, which was filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.             Other Events.

On October 31, 2016, the Company issued  a press release announcing the anticipated timing for (i) the filing of the Company’s Annual Report on Form 10-K for its 2015 fiscal year (which will include audited restated consolidated financial statements and related information for 2014 and 2013 and unaudited restated selected financial data for 2012 and 2011) and (ii) and the filing of the Company’s three 2016 Quarterly Reports on Form 10-Q.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01                                           Financial Statements and Exhibits

(d)                                                                                 Exhibits

10.1                                                                        Tenth Amendment to the Credit Agreement and Fifth Amendment to Limited Waiver Agreement, dated as of October 27, 2016, among the Company, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the various financial institutions party thereto as lenders (included as Exhibit 10.1 to the Current Report on Form 8-K, previously filed on October 31, 2016).

99.1                                                                        Press release, dated October 31, 2016 (included as Exhibit 99.1 to the Current Report on Form 8-K, previously filed on October 31, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2016

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Tenth Amendment to the Credit Agreement and Fifth Amendment to Limited Waiver Agreement, dated as of October 27, 2016, among the Company, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the various financial institutions party thereto as lenders (included as Exhibit 10.1 to the Current Report on Form 8-K, previously filed on October 31, 2016).

99.1	Press release, dated October 31, 2016 (included as Exhibit 99.1 to the Current Report on Form 8-K, previously filed on October 31, 2016).